BABSON CAPITAL FUNDS TRUST

BABSON GLOBAL HIGH YIELD FUND

Class/Ticker: A/BXGAX, C/BXGCX, Y/BXGYX, I/BXGIX

550 South Tryon Street

Charlotte, NC 28202

Telephone: 1-855-439-5459

Supplement dated February 4, 2016 to the Prospectus and Statement of Additional Information (“SAI”) for Babson Global High Yield Fund (the “Fund”), dated October 28, 2015, as supplemented and amended from time to time.

The Fund’s Board of Trustees has approved the change of the benchmark for the Babson Global High Yield Fund from the BofA/Merrill Lynch Global Non-Financial High Yield Constrained Index (HN0C) to the BofA/Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (“HNDC”). Due to the recent increase of emerging market high yield corporate debt in the current index, and because emerging markets are not an area of focus for the Fund, Babson Capital Management LLC, the Fund’s investment manager, believes the HNDC better reflects the investments of the Fund.

This supplement modifies information regarding the benchmark for the Babson Global High Yield Fund on page 49 of the Prospectus and page 5 of the SAI as set forth in the underlined text below.

BABSON GLOBAL HIGH YIELD FUND

(Page 49 (1st carryover paragraph) of Prospectus and Page 5 (middle paragraph) of the SAI)

Under normal market conditions, the Fund intends to invest at least 40% of its net assets (including the amount of any borrowings for investment purposes) in securities of foreign companies (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Fund’s benchmark, which is the Bank of America / Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Benchmark”), represented by foreign companies in developed markets, as determined by the provider of the Benchmark).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI FOR FUTURE REFERENCE.